================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

================================================================================


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2004

                           CURTISS WRIGHT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


      Delaware                       1-134                     13-0612970
      --------

   State or Other               Commission File               IRS Employer
   Jurisdiction of                   Number                 Identification No.
  Incorporation or
    Organization

                4 Becker Farm Road
                Roseland, New Jersey                      07068
                --------------------                      -----
               Address of Principal Executive Offices    Zip Code


       Registrant's telephone number, including area code: (973) 597-4700
                                                           --------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         99.1  Press Release dated July 29, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 29, 2004 Curtiss-Wright Corporation (the "Company") issued a press release announcing financial results for the second quarter ended June 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1. A conference call and webcast presentation will be held on Friday, July 30th, at 10:00am ET for management to discuss the company's first quarter performance and future outlook. Martin Benante, Chairman and CEO, and Glenn Tynan, CFO, will host the call.

     The financial release and access to the webcast will be posted on Curtiss-Wright's website at www.curtisswright.com. For those unable to participate, the conference call will be available for replay for 30 days by calling (888) 346-3949 (Domestic) and (402) 260-5385 (International), and enter conference ID number 073004, and confirmation code 20040708118246. The webcast replay will also be available for 30 days on the company's website beginning one hour after the call takes place.

     The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              CURTISS WRIGHT CORPORATION


                                              By: /s/ Glenn E. Tynan
                                                  ------------------
                                                  Glenn E. Tynan
                                                  Vice-President and
                                                  Chief Financial Officer


Date: July 29, 2004

                                         EXHIBIT INDEX

     Exhibit
     Number                               Description

     99.1                      Press Release, dated July 29, 2004.